NASDAQ: BOFI September 2016 BOFI HOLDING, INC. Investor Presentation

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2016. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward- looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

2 Fiscal 2016 Fourth Quarter Highlights Compared with Prior Year’s Fiscal Quarter 5,824 7,601 0 2,000 4,000 6,000 8,000 Q4 2015 Q4 2016 $ Millions Asset Growth 30.5% 24.4 29.7 0 10 20 30 40 Q4 2015 Q4 2016 $ Millions Net Income 21.9% 4,452 6,044 0 2,000 4,000 6,000 8,000 Q4 2015 Q4 2016 $ Millions Deposit Growth 35.8% 0.39 0.46 0.00 0.10 0.20 0.30 0.40 0.50 Q4 2015 Q4 2016 $ Diluted EPS Diluted EPS 17.9% Return on Equity = 17.91% Return on Assets = 1.57%

3 Diluted EPS and Return on Equity Have Been Consistently Strong Return On Average Equity (FY) Diluted EPS (FY) 0.58 0.72 0.96 1.34 1.85 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2012 2013 2014 2015 2016 Percent $ Per Share 16.95 17.57 17.89 18.34 19.43 15.50 16.00 16.50 17.00 17.50 18.00 18.50 19.00 19.50 20.00 2012 2013 2014 2015 2016 34% CAGR

4 Corporate Profile and Vision • $7.6 billion asset savings and loan holding company1 • 15-year operating history, publicly traded on NASDAQ (BOFI) since 2005 • Headquartered in San Diego, CA • 647 employees ($11.7 million in assets per employee)1 • Market Capitalization of $1.35 billion2 1. As of 06/30/2016 2. As of 09/09/2016 closing price of $21.35 per share We aspire to be the most innovative branchless bank in the United States providing products and services superior to our branch based competitors Vision Key Facts

5 Source: SNL Financial 2013 The Best of the Biggest Thrifts #1 BofI Holding, Inc. (BOFI) 1 CA 167.418 3,568.3 1.54 17.79 15.36 40.70 0.63 0.03 BofI is Consistently Ranked among the Best of the Biggest Thrifts by SNL Financial... 2014 The Best of the Biggest Thrifts BofI Holding, Inc. (BOFI) 1 CA 172.94 5,194.7 1.56 18.23 27.77 34.40 0.79 0.03 #1 2015 The Best of the Biggest Thrifts #1 BofI Holding, Inc. (BOFI) 1 CA 169.04 6.66 1.70 18.65 33.50 30.20 -0.01 0.46

...and is also a Top Performer among the Broader Universe of all Public Banks and Thrifts

2014 rank	2013 rank		Total assets ($000)	2013 ROAE (%)	2013 ROAA (%)	Non-interest income/total revenue (%)	Capital ratio (%)	Efficiency ratio (%)	Non-performing loans/total loans (%)
1	79	Central Pacific Financial Corp., Honolulu, HI	$4,741,198	27.7	3.73	28.96	21.6	74.39	2.47
2	N/A	Palmetto Bancshares, Inc., Greenville, SC	$1,090,229	26.06	2.53	26.36	15.5	77.24	5.45
3	N/A	First National Community Bancorp, Inc., Dunmore, PA	$1,003,808	18.72	0.67	17.8	11.6	101.74	0.99
4	4	BofI Holding, Inc., San Diego, CA	$3,568,299	17.97	1.6	20.28	15.7	41.12	0.64
5	29	Southside Bancshares, Inc., Tyler, TX	$3,445,663	16.5	1.22	19.59	21.7	63.62	0.89
6	6	Bank of the Ozarks, Inc., Little Rock, AR	$4,787,068	15.5	2.04	26.64	17.1	47.71	0.26
7	63	Western Alliance Bancorporation, Phoenix, AZ	$9,307,095	14.34	1.35	2.79	12.4	55.6	2.45
8	16	First Financial Bankshares, Inc., Abilene, TX	$5,222,208	13.75	1.64	26.42	17	52.2	1.05
9	11	Hingham Institution for Savings, Hingham, MA	$1,356,441	13.63	1.06	4.14	13.8	43.26	0.55
10	23	Alerus Financial Corporation, Grand Forks, ND	$1,380,733	13.58	1.54	63.97	14.3	74.03	0.57

Source: ABA Banking Journal, May 2014
Note: Public banks and thrifts with total assets of $1-10 billion dollars

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7 BofI is a Top Quartile Performer Versus Bank Peer Group BofI Federal Bank Peer Group Percentile ROAA 1.89% 0.75% 92% Return on equity 22.62% 6.69% 95% G&A 1.48% 2.60% 16% Efficiency ratio 30.57% 68.48% 4% Source: Uniform Bank Performance Report (UBPR) as of 06/30/16 Note: Peer group is all savings banks with assets greater than $1 billion for quarter ended 06/30/16 The 95% on ROE means that the Bank outperformed 95% of all banks. The 16% G&A ranking means that only 16% of banks spend less on G&A than BofI. Peer group includes savings banks greater than $1 billion dollars.

8 Salaries and benefits Premises and equipment BofI1 (%) 0.81 0.15 Other non-interest expense 0.58 Total non-interest expense 1.54 Core business margin 2.22 1.47 0.33 1.05 2.85 0.55 Banks $1-$10bn2 (%) Net interest income 3.76 3.40 As % of average assets 1. For the three months ended 6/30/16 - the most recent data on FDIC website “Statistics on Depository Institutions Report" BofI Federal Bank only, excludes BofI Holding, Inc. to compare to FDIC data 2. Commercial banks by asset size. FDIC reported for three months ended 6/30/16. Total of 505 institutions $1-$10 billion Our Business Model is More Profitable Because Our Costs are Lower

9 Diversified Branchless Deposit Businesses Key Elements Deposit Consumer direct internet brands Distribution Partners BIN sponsorship • Demographically targeted brands • Differentiated products with turn-down product options Business banking • Exclusive relationships with significant brands, groups, or employees • Exclusive relationships with financial planners through BofI Advisor • Business banking with full suite of cash management services • Prepaid program managers with focus on large national programs Specialty deposits • 1031 exchange firms • Title and escrow companies • HOA and property management • IOLTA accounts

10 Core Deposit Growth Was Sufficiently Strong To Grow Overall Deposits While Changing The Deposit Mix Deposit Growth Future Plans • Enhanced digital marketing • Products and technology integration targeted to specific industry groups • Create differentiated consumer and business technology platform • Focus on customer and user experience • Leverage existing and create new distribution partnerships to reduce acquisition cost and leverage external brands 1,615,088 2,091,999 3,041,536 4,451,917 6,044,051 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 $ Thousands 2012 2013 2014 2016 2015 39.1% 4-yr CAGR % CDs 57% 50% 26% 18% 17% % Borrowings 23% 23% 22% 14% 11%

11 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% 42% Checking and other demand deposits 36% Savings Time deposits 17% June 30, 2013 June 30, 2016 Checking Growth (6/2013-06/2016) = 537% Savings Growth (6/2013-06/2016) = 287% 100% of Deposits = $2.1 billion 100% of Deposits = $6.0 billion 5% Savings - IRA

BofI Customer Base and Deposit Volume is Well Distributed Throughout the United States BofI Deposits Have National Reach With Customers in Every State Average Deposit Balance Number of Accounts 12

BofI Business and Consumer Deposit Base is Well Diversified by Product Type Consumer Deposits By Account Type Business Deposits By Account Type Savings - IRA Time Deposits Checking and other demand deposits Savings & MMDA As of quarter end 6/30/16 13 64% 22% 14% Checking and other demand deposits Time Deposits Savings & MMDA 9% 22% 47% 21% Checking and other demand deposits Savings & MMDA Savings- IRA

BofI Customers are Highly Engaged Engagement Low Activity High Activity Attributes Low Activity User Basic User Engaged Elite Engaged Engagement Score (0-100) 0s 0 < S < 30 30 ≤ S < 60 ≥ 60 Average Lifetime Balance $300 $1000 $6,000 $50,000 Average # of Services Used - < 1 4 8 Average # of POS - < 1 10 24 % of Total Population 23% 13% 41% 24% % of Total Balance 0% 1% 17% 82% Retention Moderate Moderate High High Customer Engagement Results Note: Study conducted on Rewards Checking customers 65% of Population or 99% of Balance are Overall High Engagement 14

15 Inbound We are Building a Better Real-Time Data Engine to Drive Customer Touch-Points Based on a Wide Range of Data Sources Direct Mail EMail Call Center Website Mobile app/ SMS Direct Mail EMail Call Center Website Mobile app/ SMS Outbound • Advanced multichannel integration • Pervasive analytics utilizing customer data, microsegmentation and predictive modeling • Real time interactions management for increased conversion rates • Product offerings and pricing schemes, based on microsegments and optimized by channel

16 Organizational Structure To Be World Class Digital Bank Cross-sell Product Development (In-House Apps) Personalization & Segmentation App Store Management • Robo-advisor • Trusts • Third party • Auto • IRA • Mortgage • Real-time retention • Next-best action • Transaction mining Core Platform

Advanced Data Analytics Provides Key Insights Into Customer Engagement, Profitability, and Retention to Enhance Customer Lifetime Throughout the Bank Key Learnings Framework for Data Analysis Customer Segmentation Methodology to Understand Usage & Behavior Profitability Analysis at the Individual Customer Level Streamlined Acquisition Process via Lookalike Modeling & Sales Efficiencies Retention & Attrition Drivers to Boost Long-Term Customer Engagement 17

18 Customers Prefer to Become Aware of Financial Products and Services through Electronic Channels 53% electronic 26% in person 11 15 6 11 36 0 10 20 30 40 Email Online Telephone call/online chat/ video conference In person with account specialist In person with teller % of customers Source: Mercator Advisory Group Customer Monitor Survey Series, Banking and Channels 2013, Question 27

19 Branch Transaction Activity Migrating to Mobile/Online Channels U.S. Banking Transactions by Channel (Billions)1 U.S. Branch Transaction Activity2 (average annual change – 2008-11) Deposit Withdrawal Check cashing Total -7% to -9% -3% to -6% -17% to -19% -4% to -5% 100 75 50 25 0 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Branch Call center ATM Online Mobile Forecast Actual 1. Source: Tower Group; McKinsey & Co., Novantas. 2. Represents the average annual change measured in 2008-2011 15% of transactions at branches ~85% of transactions non-branch

20 Bank Deposit Revenue Sources have been Significantly Reduced and Cost per Branch Transaction is 40 Times that of a Call Center Service Charges/Total Deposits (%) Source: FDIC; Baird estimates; PNC population Cost Per Transaction % 0.40% 2002 2012 0.2 0.65% 0.0 0.8 0.4 0.6 $0.56 Call center Online/ mobile $ $0.10 0 ATM $0.59 Branch $3.97 1 4 3 2

21 Diversified Fee / Non-Interest Income Fee Income Mortgage Banking Deposit/ Service Fees Agency Jumbo Structured Settlement Other Treasury Consumer Deposit Multifamily Prepaid Tax Prepayment Fee Payments 21% 14% 55% 4% % Fee Income at 6/30/2015* % of Fee Income At 6/30/2016* 47% 17% * Excludes securities income Gain on Sale - Other 18% 24%

22 Diverse Lending Business Lending Single family Commercial Real Estate C&I Lending Gain-on-sale Mortgage Banking Jumbo Multifamily Small Balance Commercial Lender Finance ABL • Internet and affinity lead sources • Self-service operation • Low-fixed costs • High-end portfolio lender – “Common Sense" underwriting – Q4 2016 average LTV of 63% • High quality originators with average experience of 15+ years • Call center based originators • Highly ranked website - apartmentbank.com • 12-year history as portfolio bank • High credit quality • Q4 2016 average LTV of 57% and DSCR of 1.42% • Real estate and tax lien secured • Consumer receivable secured • Business loan secured • Lower and middle market asset-based lending Warehouse Lending • Product provides vertical integration and strengthens mortgage banking relationships Factoring • Insurance company secured receivables • Healthcare receivables • Other high credit quality receivables Bank Loans • Syndicated cash-flow loans Consumer Auto Overdraft Lines • Incubation business • Strong affinity fit • Important component of deposit value proposition

23 Loan Portfolio1 100% = $6,402 Million SF - Residential 60% C&I 8% C&I - SF Lender Finance 6% CRE/Home Equity/Consumer and Other 3% Multifamily 21% Factoring 2% 1. Gross loans before premiums, discounts and allowances Loan Diversity – June 30, 2016

24 Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Net Loan Portfolio – End of Last Five Quarters ($ in Thousands) Multifamily Single family 52% 52% 52% 52% 54% 58% 57% 57% 58% 58% Average Loan to Value $4,928,618 $5,225,319 $5,645,272 $6,034,700 $6,354,679 $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016

7 Key Digital Evolution Strategies

- Enhanced digital marketing technology stack
- Integrations with BI tool to data warehouse
- Enterprise CRM growth platform for web traffic growth

- Major focus of UI- User Interface, UX – User Experience web design
- Hired Web UI and UX talent
- Driving consistent user experience across all major touch-points



1
Infrastructure
2
Data
3
Content
4
Business Process
5
Analytical strategy
6
Social and mobile strategy
7
User experience
DIGITAL STRATEGY

- Data Driven Marketing
- Persona tailored interactions
- Linked CRMs
- Results oriented data focused testing on variables- BI- Business Intelligence, analytics, reporting

- Social media engagement and listening
- Responsive design-mobile first
- Digital app store
- Focused CX- customer experience on seamless mobile functionality

- Optimized SEO – Search Engine Optimization for organic growth and keyword monitoring
- Enterprise content management (e.g., web, Microsites, landing pages blogs, social media)
- Enhanced touch point methodology

- Multi-dimensional analysis by data tracking strings for campaigns, improvements to geo-locate, customer type, product, traffic source path

- Value stream productivity analysis
- Pin point cost efficiencies and improvements in workflow
- Streamlined compliance, review and approval methodology
- Drive more efficient work at a cost effective ROI

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26 Bank Provides Appropriate Resources to Manage Credit and Compliance Risk Department FTEs June 30, 2013 June 30, 2014 June 30, 2015 June 30, 2016 Credit and Quality Control 27 41 57 65 Risk, Internal Asset Review, Compliance, Audit and BSA 16 26 35 44

What is an Integrated Governance, Risk & Compliance Tool? Scalable Infrastructure to Support “Big Bank’ Growth Objectives and Continuing Efficiencies Management Framework Standardized Risk Scoring Training Tools and Techniques • 3,000+ processes • Numerical ratings for each process • Based on Assurance Findings • Ongoing deployment of assurance resources to address root cause failures • Single IT infrastructure (Archer) for monitoring process compliance • Enhanced management reporting and business intelligence 27

Credit Monitoring & Management Oversight • Loan reviews at least quarterly • Project updates at least quarterly • Updated financials at least annually • Site visits & inspections for development projects • Portfolio level monitoring with individual loan reviews completed on an exception basis (i.e. delinquency, FICO/LTV degradation). • FICO pulled twice a year • AVMs ordered twice a year • Super jumbo loans receive complete annual loan review, including updated credit report • Pledged assets receive refreshed CLTV rations on a semiannual basis • Portfolio-level review performed quarterly Single Family Residential • Risk based annual loan review process, with 4 levels depending on financial performance & risk triggers • Updated financials at least annually • Updated AVM twice a year • FICO pulled twice a year • Updated credit report and property inspections requested based on risk triggers • Classified loans receive quarterly review • Portfolio-level review performed quarterly • Stress testing performed 2x/year Multi-Family C&I - Bridge C&I – Lender Finance • Loan reviews at least quarterly • Updated financials at least quarterly • Borrowing base / custodial reports at least monthly • Continuous collateral analytics, with quarterly validation List is a sampling and is not meant to be comprehensive 28

Multi-family Stress Testing • Stress testing allows the portfolio to be examined for adverse macroeconomic conditions. • Stress testing was performed on the Multi-family portfolio for the 2014-2015 fiscal year • CCAR scenarios reflect variables & limits currently set by the Federal Reserve Bank • Under the most severe scenario, the Bank’s Estimated Loss would be .68%, or $7.65M annually • These modeled losses do not include additional support from guarantors • Expected Loss is minimal due to low LTV% and strong DSCR CCAR Scenario Summary Results Summary Analysis Scenario PD (%) LS (%) EL (%) EL ($M) CCAR Baseline 1.67 27.83 0.46 5.24 CCAR Adverse 1.87 29.57 0.55 6.26 CCAR Severe 2.15 31.56 0.68 7.65 PD = Probability of Default; LS = Loss Severity; EL = Estimated Loss 29

30 0.02 0.22 0 1 (%) BofI Banks $1-10 bn Total Net Charge-Offs Annualized 1 Loans in non-accrual to total loans1 0.49 1.04 0 1 2 (%) BofI Bank $1-10 bn 1. As reported in FDIC SDI report at 06/30/16. Total charge-offs annualized for BofI reflects only net charge-offs and does not include write-downs arising from transfers of loans to held-for-sale accounts. Total of 505 institutions included in the $1-$10 billion group. Best-in-Class Loan Quality

31 H&R Block Benefits *After OCC review Strategic Benefits • Exclusive cross-sell opportunities for mortgages, IRAs and potentially other products (*) to 1/6 of US households served by H&R Block • 257,000 new deposit accounts with cross-marketing opportunities • Adds consistent, high margin fee-based revenues over 7-year term • Strategic partnership with iconic brand Financial Benefits • $31-$34 million annual projected revenues from three initial products  $13-$16 million after-tax income  Excludes potential benefits from low-cost deposits & future cross- sell opportunities • $419 million IRA and Emerald Card deposits  No deposit premium paid  11 basis points average cost • Significantly accretive to ROE and efficiency ratio

H&R Block Overview Opportunities • 10,213 U.S branches • Files 1 in every 7 U.S. tax returns • 19.7 million U.S. tax returns per year • 83% of customers receive a refund • 35% franchise-owned • 2,400 employees • 1.3 million visits per month on HRB website • Social media • 28,600 Twitter Followers • 463,000 Facebook fans • 1.7 Million views on YouTube • Cross-sell to existing customer base • Acquire new customers through different sources • Branches • Software • Digital Channels • Engage franchisees and employees • Use web real estate to market products Our H&R Block Partnership Will Allow Us to Reach Over 20 Million Potential Customers Source: H&R Block 32

HRB Visitors 20MM Engaging HRB Customers with the Right Offer at the Right Time Leads/ Referrals Remarketing & Marketing Database Customer Segmentation Real-time Propensity Marketing Mix Models Data Append & Segmentation Purchase/ Mortgage IRA Account Other Lending Targeted Customer Offers Delivery Method Deposits 33

34 Over the Last Five Years, BofI Has Successfully Started New Products, Added Distribution Channels, and Completed Acquisitions 2010 2011 2012 2013 2014 2015 2016 New product • Agency mortgage • Structured settlement • Business banking • Lottery • Warehouse Lending • Treasury/ cash manage- ment • C&I • Prepaid • Agency Servicing retention • Small balance CRE • Auto Distribution/ channel • Costco • Retail agency mortgage • BofI advisor • Netbank • Retail Structured settlement • UFB Direct • Bank X • IRA • Virtus • Wholesale agency M&A • Principal Bank • Union Federal • H&R Block • Leasing

35 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

36 Greg Garrabrants, President and CEO Andy Micheletti, EVP/CFO investors@bofi.com www.bofiholding.com Johnny Lai, VP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@bofi.com Contact Information